Exhibit 10.1

Execution Version

INCREMENTAL JOINDER AGREEMENT

This INCREMENTAL JOINDER AGREEMENT (this “Agreement”), dated as of October 21, 2026, and effective as of the Incremental Effective Date (as hereinafter defined), is made and entered into by and among STATION CASINOS LLC, a Nevada limited liability company (the “Borrower”), the GUARANTORS (as defined in the Credit Agreement referred to below) party hereto, RED ROCK RESORTS, INC. (“RRR”), STATION HOLDCO LLC (“Holdco”, and together with the Borrower, the Guarantors party hereto and RRR, the “Station Parties”), each 2026 INCREMENTAL TERM B LENDER (as hereinafter defined) party hereto, and DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as administrative agent for the Lenders under the Existing Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of March 14, 2024 (as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of December 18, 2024, among the Borrower, RRR, Holdco, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent, and as it may be further amended, restated, amended and restated, replaced, supplemented or otherwise modified prior to giving effect to the amendments contemplated by this Agreement, the “Existing Credit Agreement” and, after giving effect to this Agreement, the “Credit Agreement”), among the Borrower, the Guarantors party thereto, the Lenders and the L/C Lenders party thereto from time to time, Deutsche Bank AG Cayman Islands Branch, as swingline lender, the Administrative Agent, the Collateral Agent and the other parties thereto;

WHEREAS, pursuant to Section 2.12(a) of the Existing Credit Agreement, the Borrower has requested that those certain financial institutions party hereto and listed on Schedule A hereto (each, a “2026 Incremental Term B Lender” and, collectively, the “2026 Incremental Term B Lenders”) provide, severally and not jointly, Incremental Term B Loan Commitments in an aggregate principal amount of $500,000,000 (the “2026 Incremental Term B Loan Commitments” and the term loans made thereunder, the “2026 Incremental Term B Loans”), which 2026 Incremental Term B Loans are to be incurred as a fungible increase to the Term B Facility Loans outstanding under the Existing Credit Agreement;

WHEREAS, pursuant to Section 2.12(b) of the Existing Credit Agreement, the Borrower and the 2026 Incremental Term B Lenders may enter into this Agreement to effect such amendments to the Existing Credit Agreement and the other Credit Documents as are necessary or appropriate to establish the 2026 Incremental Term B Loan Commitments and to reflect the incurrence of the 2026 Incremental Term B Loans and to provide for the fungibility of the 2026 Incremental Term B Loans with the Term B Facility Loans outstanding immediately prior to the Incremental Effective Date, in each case subject to and in accordance with the terms and conditions set forth herein;

WHEREAS, the proceeds of the 2026 Incremental Term B Loans will be used by the Borrower and its Subsidiaries to repay outstanding Revolving Loans, to pay fees and expenses associated therewith and for other general corporate purposes (including without limitation capital expenditures, Permitted Acquisitions and permitted Investments); and

WHEREAS, each 2026 Incremental Term B Lender is willing to provide its 2026 Incremental Term B Loan Commitment and to make its 2026 Incremental Term B Loan, and the Administrative Agent is willing to acknowledge this Agreement, in each case on the terms and subject to the conditions set forth below.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Agreement (including in the Recitals and the introductory paragraph above) shall have the meanings given in the Credit Agreement, and the rules of construction set forth in the Credit Agreement shall apply to this Agreement.

ARTICLE II

AGREEMENT TO PROVIDE 2026 INCREMENTAL TERM B LOANS

SECTION 2.1 Agreement to Provide 2026 Incremental Term B Loans. Each 2026 Incremental Term B Lender hereby agrees, severally and not jointly, to (a) provide its respective 2026 Incremental Term B Loan Commitment as set forth on Schedule A annexed hereto on the terms set forth in this Agreement, and its 2026 Incremental Term B Loan Commitment shall be binding as of the Incremental Effective Date, and (b) make a 2026 Incremental Term B Loan to the Borrower in Dollars on the Incremental Effective Date in an aggregate principal amount equal to its 2026 Incremental Term B Loan Commitment. The full amount of the 2026 Incremental Term B Loans shall be drawn in a single drawing on the Incremental Effective Date, and the 2026 Incremental Term B Loan Commitments shall automatically and permanently terminate upon the funding of the 2026 Incremental Term B Loans on the Incremental Effective Date. Amounts borrowed under the 2026 Incremental Term B Loans that are repaid or prepaid may not be reborrowed.

SECTION 2.2 Additional Loans and Commitments. The 2026 Incremental Term B Loan Commitment (and the 2026 Incremental Term B Loan made thereunder) of each 2026 Incremental Term B Lender is in addition to such 2026 Incremental Term B Lender’s existing Loans and Commitments under the Existing Credit Agreement, if any (which, except to the extent repaid on the Incremental Effective Date, shall continue under and be subject in all respects to the Credit Agreement), and, immediately after giving effect to the amendments contemplated hereby, will be subject in all respects to the terms of the Credit Agreement (and, in each case, the other Credit Documents).

SECTION 2.3 Terms of the 2026 Incremental Term B Loans; Fungibility. This Agreement represents the Borrower’s request pursuant to Section 2.12(a) of the Existing Credit Agreement for the 2026 Incremental Term B Loan Commitments to be established, and the 2026 Incremental Term B Loans to be made, on the terms set forth herein on the Incremental Effective Date. It is the understanding, agreement and intention of the parties that (a) the 2026 Incremental Term B Loan Commitments shall constitute “Incremental Term B Loan Commitments,” “Incremental Term Loan Commitments,” “Term Loan Commitments” and “Commitments” under the Credit Documents, (b) the 2026 Incremental Term B Loans shall constitute “Incremental Term B Loans” and, upon the funding thereof on the Incremental Effective Date, shall be deemed to be “Term B Facility Loans” under the Credit Agreement in accordance with Section 2.12(b) of the Existing Credit Agreement and shall constitute “Term B Facility Loans,” “Term Loans,” “Loans” and “Obligations” under the Credit Documents, and (c) the 2026 Incremental Term B Loans shall be of the same Class and Tranche as, shall be fungible with, and shall have terms identical to the terms of, the Term B Facility Loans outstanding immediately prior to the Incremental Effective Date, including as to interest rate and Applicable Margin, maturity, amortization (as adjusted pursuant to Section 2.5), mandatory and voluntary prepayments, guarantees and security. Without limiting the foregoing, (i) the 2026 Incremental Term B Loans shall mature, and the remaining principal amount thereof shall be due and payable, on the Term B Facility Maturity Date, and (ii) the Applicable Margin for the 2026 Incremental Term B Loans shall be the Applicable Margin for Term B Facility Loans under the Credit Agreement (which, as of the date hereof, is 2.00% per annum with respect to SOFR Loans and 1.00% per annum with respect to ABR Loans). The Borrower hereby designates the 2026 Incremental Term B Loans as incurred in reliance on the Incremental Incurrence-Based Amount. For the avoidance of doubt, on and after the Incremental Effective Date, all Term B Facility Loans (including the 2026 Incremental Term B Loans) shall be treated as a single fungible tranche for U.S. federal income tax purposes.

SECTION 2.4 Interest Periods. Solely with respect to the 2026 Incremental Term B Loans advanced as SOFR Loans, on the Incremental Effective Date there shall commence an initial Interest Period with respect to such 2026 Incremental Term B Loans, which Interest Period shall end on the last day of the Interest Period then applicable to the Term B Facility Loans outstanding immediately prior to the Incremental Effective Date, and the 2026 Incremental Term B Loans shall bear interest during such initial Interest Period at Term SOFR applicable to such outstanding Term B Facility Loans for such Interest Period.

SECTION 2.5 Amendment to Section 3.01(b) of the Existing Credit Agreement. In order to provide for the fungibility of the 2026 Incremental Term B Loans with the Term B Facility Loans outstanding immediately prior to the Incremental Effective Date, as contemplated by Section 2.12(b)(xi) of the Existing Credit Agreement, effective as of the Incremental Effective Date, Section 3.01(b) of the Existing Credit Agreement is hereby amended by replacing the phrase “an aggregate amount equal to 0.25% of the aggregate principal amount of all Term B Facility Loans outstanding on the Closing Date” with the phrase “an aggregate amount equal to the sum of (x) 0.25% of the aggregate principal amount of all Term B Facility Loans outstanding on the Closing Date plus (y) 0.256410256% of the aggregate principal amount of the 2026 Incremental Term B Loans made on the Incremental Effective Date (which sum, for the avoidance of doubt, is equal to $5,207,051.28)”.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

To induce (a) the 2026 Incremental Term B Lenders to provide the 2026 Incremental Term B Loan Commitments and to make the 2026 Incremental Term B Loans and (b) the Administrative Agent to acknowledge and enter into this Agreement, the Station Parties represent to each 2026 Incremental Term B Lender and the Administrative Agent that, after giving effect to the incurrence of the 2026 Incremental Term B Loans by the Borrower, as of the Incremental Effective Date:

SECTION 3.1 Corporate Existence. The Borrower, Holdco, RRR and each Restricted Subsidiary (a)(i) is a corporation, partnership, limited liability company or other entity duly organized and validly existing under the laws of the jurisdiction of its organization and (ii) is in good standing (to the extent applicable) under the laws of the jurisdiction of its organization; (b)(i) has all requisite corporate or other power and authority, and (ii) has all governmental licenses, authorizations, consents and approvals necessary to own its Property and carry on its business as now being conducted; and (c) is qualified to do business and is in good standing (to the extent applicable) in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary; except, in the case of clauses (a)(ii) (other than with respect to the Borrower), (b)(ii) and (c), where the failure thereof individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

SECTION 3.2 Action; Enforceability. The Borrower, Holdco, RRR and each Restricted Subsidiary party hereto has all necessary corporate or other organizational power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to consummate the transactions herein contemplated; the execution, delivery and performance by the Borrower, Holdco, RRR and each Restricted Subsidiary party hereto of this Agreement and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate, partnership or other organizational action on its part; and this Agreement has been duly and validly executed and delivered by each Credit Party, Holdco and RRR and constitutes its legal, valid and binding obligation, enforceable against each Credit Party, Holdco and RRR, as applicable, in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors’ rights and remedies and (b) the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

SECTION 3.3 No Breach. None of the execution, delivery and performance by any Credit Party, Holdco or RRR of this Agreement nor the consummation of the transactions herein contemplated do or will (i) conflict with or result in a breach of, or require any consent (which has not been obtained and is in full force and effect) under (x) any Organizational Document of any Credit Party, Holdco or RRR or (y) any applicable Requirement of Law (including, without limitation, any Gaming/Racing Law) or (z) any order, writ, injunction or decree of any Governmental Authority binding on any Credit Party, Holdco or RRR, or result in a breach of, or require termination of, any term or provision of any Contractual Obligation of any Credit Party, Holdco or RRR or (ii) constitute (with due notice or lapse of time or both) a default under any such Contractual Obligation or (iii) result in or require the creation or imposition of any Lien (except for the Liens created pursuant to the Security Documents) upon any Property of any Credit Party, Holdco or RRR pursuant to the terms of any such Contractual Obligation, except with respect to (i)(y), (i)(z), (ii) or (iii) which would not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.4 Credit Document Representations. Each of the representations and warranties made by the Borrower or any other Credit Party, Holdco or RRR in or pursuant to the Credit Documents to which such entity is a party, as amended hereby, are true and correct in all material respects as of the Incremental Effective Date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects), as applicable, with the same effect as though made on and as of the Incremental Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects as of the applicable date)).

ARTICLE IV

CONDITIONS TO THE INCREMENTAL EFFECTIVE DATE

This Agreement shall become effective, and the 2026 Incremental Term B Lenders shall provide their 2026 Incremental Term B Loan Commitments and make the 2026 Incremental Term B Loans, on the date (the “Incremental Effective Date”) on which each of the following conditions is satisfied or waived:

SECTION 4.1 Execution of Counterparts. The Administrative Agent shall have received executed counterparts of this Agreement from each Credit Party, Holdco, RRR and each 2026 Incremental Term B Lender, and this Agreement shall have been acknowledged by the Administrative Agent.

SECTION 4.2 Corporate Documents. The Administrative Agent shall have received:

(a) certified true and complete copies of the Organizational Documents of each Credit Party, Holdco and RRR and of all corporate or other authority for each Credit Party, Holdco and RRR (including board of directors (or other applicable governing authority) resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery and performance of this Agreement and the extensions of credit hereunder, certified as of the Incremental Effective Date as complete and correct copies thereof by a Responsible Officer, the secretary or an assistant secretary of each such Credit Party, Holdco and RRR (or the member, manager or general partner of such Credit Party, Holdco or RRR, as applicable) (provided that, in lieu of attaching such Organizational Documents and/or evidence of incumbency, such certificate may certify that (x) since the Closing Date (or such later date on which the applicable Credit Party, Holdco or RRR became party to the Credit Documents) or the First Amendment Effective Date, there have been no changes to the Organizational Documents of such Credit Party, Holdco or RRR and (y) no changes have been made to the incumbency certificate of the officers of such Credit Party, Holdco or RRR delivered on the Closing Date (or such later date referred to above) or the First Amendment Effective Date);

(b) a certificate as to the good standing of each Credit Party, Holdco and RRR as of a recent date, from the Secretary of State (or other applicable Governmental Authority) of its jurisdiction of organization, in each case to the extent such certificate is generally available in such jurisdiction; and

(c) an Officer’s Certificate of the Borrower, dated the Incremental Effective Date, certifying that the conditions set forth in Sections 4.4 and 4.5 of this Agreement have been satisfied.

SECTION 4.3 Conditions to Incremental Loan Commitments. All of the applicable requirements under Section 2.12 of the Existing Credit Agreement with respect to the incurrence of the 2026 Incremental Term B Loan Commitments and the 2026 Incremental Term B Loans shall have been complied with or waived, including that the aggregate principal amount thereof shall not exceed the Incremental Loan Amount as of the Incremental Effective Date.

SECTION 4.4 Representations and Warranties. Each of the representations and warranties made by the Borrower or any other Credit Party, Holdco or RRR in or pursuant to Article III of this Agreement and the Credit Documents to which such entity is a party, as amended hereby, shall be true and correct in all material respects as of the Incremental Effective Date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects), as applicable, with the same effect as though made on and as of the Incremental Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects as of the applicable date)).

SECTION 4.5 No Event of Default. No Event of Default shall have occurred and be continuing, or would exist immediately after giving effect to the incurrence of the 2026 Incremental Term B Loans and the application of the proceeds thereof.

SECTION 4.6 Solvency Certificate. The Administrative Agent shall have received a solvency certificate substantially in the form of Exhibit G to the Existing Credit Agreement from a Responsible Officer of the Borrower, with respect to the Solvency of the Borrower (on a consolidated basis with its Restricted Subsidiaries) immediately after giving effect to the incurrence of the 2026 Incremental Term B Loans and the application of the proceeds thereof.

SECTION 4.7 Opinions of Counsel. The Administrative Agent shall have received the following opinions, each of which shall be addressed to the Administrative Agent, the Collateral Agent and the 2026 Incremental Term B Lenders, dated the Incremental Effective Date and covering customary matters for transactions of this type as reasonably requested by the Administrative Agent:

(a) an opinion of Latham & Watkins LLP, special counsel to the Credit Parties, Holdco and RRR; and

(b) opinions of local counsel to the Credit Parties, Holdco and RRR in such jurisdictions as are set forth in Schedule B.

SECTION 4.8 Fees, Costs and Expenses. All fees due to the Administrative Agent, Deutsche Bank Securities Inc. and the other joint bookrunners for the 2026 Incremental Term B Loans (collectively, the “Incremental Term B Lead Arrangers”) and the 2026 Incremental Term B Lenders on the Incremental Effective Date shall have been paid (or shall be paid from or netted against the proceeds of the 2026 Incremental Term B Loans), and all expenses to be paid or reimbursed to the Administrative Agent, the Collateral Agent and the Incremental Term B Lead Arrangers that have been invoiced a reasonable period of time prior to the Incremental Effective Date (and in any event, invoiced at least three (3) Business Days prior to the Incremental Effective Date (except as otherwise agreed by the Borrower)) shall have been paid.

SECTION 4.9 Know Your Customer and Anti-Money Laundering. The Administrative Agent shall have received (a) all documentation and other information required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Act, and (b) a Beneficial Ownership Certification in relation to the Borrower to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, in each case at least three (3) Business Days prior to the Incremental Effective Date (or such later date as the Administrative Agent may agree to), to the extent requested in writing at least ten (10) Business Days prior to the Incremental Effective Date.

SECTION 4.10 Notice of Borrowing. The Administrative Agent shall have received notice of the borrowing of the 2026 Incremental Term B Loans to be made on the Incremental Effective Date, given in accordance with Section 2.02 and Section 4.05 of the Credit Agreement (it being understood that (a) such notice may be given by telephone, promptly confirmed by delivery of a Notice of Borrowing substantially in the form of Exhibit B to the Credit Agreement, and (b) such notice may be made conditional upon the occurrence of the Incremental Effective Date).

SECTION 4.11 Flood Matters. With respect to each Mortgaged Real Property, the Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency flood hazard determination, and if such Mortgaged Real Property has improvements that are located in a special flood hazard area, a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower together with evidence of insurance as required pursuant to Section 9.02(c) of the Credit Agreement.

ARTICLE V

VALIDITY OF OBLIGATIONS AND LIENS

SECTION 5.1 Reaffirmation. Each of the Station Parties party hereto (a) acknowledges and agrees that all of such Station Party’s obligations under the Security Documents and the other Credit Documents (as amended or modified hereby) to which it is a party are reaffirmed and remain in full force and effect on a continuous basis as amended by this Agreement, (b) reaffirms each lien and security interest granted by it to the Collateral Agent for the benefit of the Secured Parties to secure the Secured Obligations and the guaranties of the Guaranteed Obligations made by it pursuant to the Credit Agreement (as the Secured Obligations and Guaranteed Obligations are amended or modified hereby), (c) acknowledges and agrees that the grants of liens and security interests by, and the guaranties of, the Station Parties contained in the Existing Credit Agreement and the Security Documents are, and shall remain, in full force and effect after giving effect to this Agreement and the transactions contemplated hereby and thereby and (d) confirms and agrees that the Obligations, the Guaranteed Obligations and the Secured Obligations under the Credit Agreement and the other Credit Documents include the 2026 Incremental Term B Loans.

ARTICLE VI

POST-CLOSING REQUIREMENTS

SECTION 6.1 Post-Closing Real Property. The Borrower shall, as soon as practicable, but not later than sixty (60) days after the Incremental Effective Date (or such later date as the Administrative Agent may determine in its reasonable discretion), deliver or cause to be delivered to the Collateral Agent the following items with respect to each Mortgaged Real Property, each in form and substance reasonably acceptable to the Administrative Agent:

(a) an amendment to each Mortgage encumbering a Mortgaged Real Property to include the 2026 Incremental Term B Loans in the Obligations secured by such Mortgage (the “2026 Mortgage Amendments”), each duly executed and delivered by an authorized officer of each Credit Party party thereto and in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable, unless the Administrative Agent is satisfied in its reasonable discretion that 2026 Mortgage Amendments are not required in order to secure the applicable Credit Party’s obligations as modified hereby;

(b) with respect to each 2026 Mortgage Amendment, a date down endorsement or local equivalent with respect to each Mortgaged Real Property, each in form and substance reasonably satisfactory to the Administrative Agent, or other endorsements acceptable to the Administrative Agent; and

(c) with respect to each 2026 Mortgage Amendment, legal opinions, each of which shall be addressed to the Collateral Agent and the Lenders, dated the effective date of such 2026 Mortgage Amendment and covering such matters as the Administrative Agent shall reasonably request in a manner customary for transactions of this type.

SECTION 6.2 Collateral Expenses. Without duplication of any amounts required to be paid pursuant to Section 4.8 or Section 7.13, the Borrower agrees to pay all fees, costs and expenses incurred in connection with the preparation, execution, filing and recordation of the 2026 Mortgage Amendments, including, without limitation, reasonable attorneys’ fees, title insurance premiums, filing and recording fees, title insurance company coordination fees, documentary stamp, mortgage and intangible taxes, if any, and title search charges and other charges incurred in connection with the recordation of the 2026 Mortgage Amendments and the other matters described in Section 6.1.

ARTICLE VII

MISCELLANEOUS

SECTION 7.1 Notice. For purposes of the Credit Agreement, the initial notice address of each 2026 Incremental Term B Lender (other than any 2026 Incremental Term B Lender that, immediately prior to the execution of this Agreement, is a “Lender” under the Existing Credit Agreement, in which case such 2026 Incremental Term B Lender’s notice address shall be as set forth in, or designated pursuant to, the Existing Credit Agreement immediately prior to the Incremental Effective Date) shall be as set forth below its signature to this Agreement.

SECTION 7.2 Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of the Borrower and the Administrative Agent (acting at the direction of such Lenders as may be required under Section 13.04 of the Credit Agreement).

SECTION 7.3 Entire Agreement. This Agreement (including the Schedules) and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION 7.4 GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAW OF ANOTHER JURISDICTION.

SECTION 7.5 SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. EACH PARTY HERETO AGREES THAT SECTION 13.09(b), 13.09(c), 13.09(d) AND 13.09(e) OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AGREEMENT MUTATIS MUTANDIS.

SECTION 7.6 Confidentiality. Each party hereto agrees that Section 13.10 of the Credit Agreement shall apply to this Agreement mutatis mutandis.

SECTION 7.7 No Advisory or Fiduciary Responsibility. Each party hereto agrees that Section 13.16 of the Credit Agreement shall apply to this Agreement mutatis mutandis.

SECTION 7.8 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

SECTION 7.9 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include an electronic symbol or process attached to a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (each an “Electronic Signature”), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent. Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Station Parties, electronic images of this Agreement or any other Credit Documents (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Credit Documents based solely on the lack of paper original copies of any Credit Documents, including with respect to any signature pages thereto.

SECTION 7.10 Credit Document. This Agreement shall constitute an “Incremental Joinder Agreement” and a “Credit Document” as defined in the Credit Agreement.

SECTION 7.11 No Novation. The parties hereto expressly acknowledge that it is not their intention that this Agreement or any of the other Credit Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document, but rather constitute a modification thereof or supplement thereto pursuant to the terms contained herein. The Existing Credit Agreement and the Credit Documents, in each case as amended, modified or supplemented hereby, shall be deemed to be continuing agreements among the parties thereto, and all documents, instruments, and agreements delivered, as well as all Liens created, pursuant to or in connection with the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect, each in accordance with its terms (as amended, modified or supplemented by this Agreement), unless such document, instrument, or agreement has otherwise been terminated or has expired in accordance with or pursuant to the terms of this Agreement or such document, instrument, or agreement or as otherwise agreed by the required parties hereto or thereto, it being understood that from and after the occurrence of the Incremental Effective Date, each reference in the Credit Documents to the “Credit Agreement,” “thereunder,” “thereof” (and each reference in the Credit Agreement to “this Agreement,” “hereunder,” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement as amended, modified or supplemented by this Agreement.

SECTION 7.12 Effect of Agreement. Except as expressly amended, modified or supplemented hereby, all of the provisions of the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect, and this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect any right, power or remedy of the Administrative Agent, the Collateral Agent or any Lender under the Credit Agreement or any other Credit Document, nor constitute a waiver of or consent to any departure from any provision of the Credit Agreement or any other Credit Document other than as expressly set forth herein. Each Incremental Term B Lead Arranger shall be deemed to be a Lead Arranger for all purposes under the Credit Documents including, without limitation, Sections 12.03, 12.07, 12.09, 13.03 and 13.16 of the Credit Agreement, which shall apply to this Agreement mutatis mutandis as if set forth herein. Anything herein to the contrary notwithstanding, none of the Incremental Term B Lead Arrangers shall have any powers, duties or responsibilities under this Agreement or any of the other Credit Documents, except in its capacity, as applicable, as the Administrative Agent, the Collateral Agent, a Lender and/or a L/C Lender thereunder.

SECTION 7.13 Expenses. Without duplication of any amounts required to be paid pursuant to Section 4.8 or Section 6.2, the Borrower agrees to reimburse the Administrative Agent and the Collateral Agent for the reasonable and documented out-of-pocket expenses incurred by them in connection with this Agreement, including the reasonable and documented fees, charges and disbursements of one primary counsel and one local counsel in each relevant material jurisdiction for the Administrative Agent and the Collateral Agent, taken as a whole.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written, to be effective as of the Incremental Effective Date.

Borrower:

STATION CASINOS LLC

By:	/s/ Stephen L. Cootey
Name: Stephen L. Cootey
Title: Executive Vice President, Chief Financial Officer & Treasurer

Holdco:

STATION HOLDCO LLC

By:	/s/ Stephen L. Cootey
Name: Stephen L. Cootey
Title: Executive Vice President, Chief Financial Officer & Treasurer

RRR:

RED ROCK RESORTS, INC.

By:	/s/ Stephen L. Cootey
Name: Stephen L. Cootey
Title: Executive Vice President, Chief Financial Officer & Treasurer

[Signature Page to Incremental Joinder Agreement]

Guarantors:

CV PROPCO, LLC
NP BOULDER LLC
NP DURANGO LLC
NP INSPIRADA LLC
NP IP HOLDINGS LLC
NP LANDCO HOLDCO LLC
NP OPCO HOLDINGS LLC
NP OPCO LLC
NP PALACE LLC
NP RED ROCK LLC
NP RENO CONVENTION CENTER LLC
NP SANTA FE LLC
NP SUNSET LLC
NP TOWN CENTER LLC
NP TROPICANA LLC
NP TULE SPRINGS LLC
STATION GVR ACQUISITION, LLC

By:	/s/ Stephen L. Cootey
Name: Stephen L. Cootey
Title: Senior Vice President & Treasurer

SC MADERA DEVELOPMENT, LLC
SC MADERA MANAGEMENT, LLC

By:	/s/ Frank J. Fertitta III
Name: Frank J. Fertitta III
Title: President

[Signature Page to Incremental Joinder Agreement]

Acknowledged and Agreed by:
DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as Administrative Agent and as Collateral Agent

By:	/s/ Philip Tancorra
Name: Philip Tancorra
Title: Director

By:	/s/ Suzan Onal
Name: Suzan Onal
Title: Director

[Signature Page to Incremental Joinder Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a 2026 Incremental Term B Lender

By:	/s/ Philip Tancorra
Name: Philip Tancorra
Title: Director

By:	/s/ Suzan Onal
Name: Suzan Onal
Title: Director

[Signature Page to Incremental Joinder Agreement]

SCHEDULE A

2026 Incremental Term B Loan Commitments

Name of 2026 Incremental Term B Lender	2026 Incremental Term B Loan Commitment
Deutsche Bank AG New York Branch	$500,000,000.00

Total	$500,000,000.00

SCHEDULE B

Local Counsel Opinions

Brownstein Hyatt Farber Schreck, LLP Legal Opinion (Nevada)